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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) DECEMBER 11, 2003
                                                        -----------------


                          MALAN REALTY INVESTORS, INC.

             (Exact name of registrant as specified in its charter)


         MICHIGAN                       1-13092                 38-1841410
         --------                       -------                 ----------
(State or other jurisdiction           Commission             (IRS Employer
     of incorporation)                 File Number)         Identification No.)


                 30200 TELEGRAPH ROAD, SUITE 105                    48025
                     BINGHAM FARMS, MICHIGAN                        -----
            (Address of principal executive offices)
                                                                  (Zip Code)


        Registrant's telephone number including area code:       (248) 644-7110
                                                                  -------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)



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ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

99.1     Press release issued December 11, 2003

ITEM 9.  Regulation FD Disclosure

         On December 11, 2003, Malan Realty Investors, Inc. issued a press release regarding the sales of two properties and the call for a partial redemption of $7.0 million of its 9 1/2 % Convertible Subordinated Debentures. The press release is furnished as Exhibit 99.1 and incorporated by reference herein.


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         Pursuant to the requirements of the Securities and Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            MALAN REALTY INVESTORS, INC.
                                            (registrant)



December 16, 2003                           By: /s/ Melinda M. Hale
                                                -------------------
                                                Melinda M. Hale
                                                Acting Chief Financial Officer

                                       3

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                                 EXHIBIT INDEX


EXHIBIT NO.      DESCRIPTION

EX-99.1          Press Release issued December 11, 2003.